UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2020

CIIG Merger Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39159	84- 3142564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street

29th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CIICU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CIIC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	CIICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separate Trading of Units, Class A Common Stock and Warrants

As previously reported, on December 17, 2019, CIIG Merger Corp. (the “Company”) consummated its initial public offering (“IPO”) of an aggregate of 25,875,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (the “Warrants” and each a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $258,750,000.

On January 31, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the shares of Class A Common Stock and Warrants comprising the Units commencing on February 3, 2020. Those Units not separated will continue to trade on The Nasdaq Capital Market under the symbol “CIICU,” and the Class A Common Stock and Warrants that are separated will trade on The Nasdaq Capital Market under the symbols “CIIC” and “CIICW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to instruct their brokers to contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate their Units into shares of Class A Common Stock and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated January 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIIG Merger Corp.

	By:	/s/ Gavin Cuneo
		Name:	Gavin Cuneo
		Title:	Chief Operating Officer

Dated: January 31, 2020

 2